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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2000

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

         Bermuda                       000-23481               Not Applicable
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)


        16 Church Street                                       Not Applicable
      Hamilton HM11, Bermuda                                      (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


ITEM 9. REGULATION FD DISCLOSURE.

ESG Re Limited (NASDAQ: ESREF) posted a Statement of Outlook from the Company's Chief Operating Officer, Alasdair Davis, on its website today, December 18, 2000.

ITEM 7. EXHIBITS. Exhibit 99 Statement of Outlook dated December 18, 2000 is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2000

                                              ESG RELIMITED
                                              By: /s/ Margaret L. Webster
                                                 -------------------------------
                                                 Margaret L. Webster
                                                 Chief Administrative Officer,
                                                   General Counsel & Company
                                                   Secretary



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STATEMENT OF OUTLOOK

As ESG's new Chief Operating Officer, I thought it would be appropriate to communicate the current outlook of the company and expand upon the business plan for 2001 and explain how we are dealing with the legacy of the past.

The past 12 months have been dedicated to implementing processes, procedures and authority levels in all areas, but particularly in underwriting and claims, so as to correct the legacy of the past and to provide a sound basis for business going forward. We believe we have substantially achieved this objective. The business plan for 2001 has been developed and is based on a vision of ESG as a specialty niche reinsurer focused in two areas. These are:

-    Traditional Reinsurance
-    Partnership Enterprises

TRADITIONAL REINSURANCE

We have allocated our capital for 2001 to those markets in which we believe we can achieve our desired profit margins. Specifically:

- We have assigned significant capital to North America Reinsurance in order to take advantage of current opportunities in the hardening United States medical market. However, in order to reduce earnings volatility, we intend to co-reinsure up to 75% of the medical portfolio. In addition, this region is pursuing opportunities in partnership with a number of leading insurers to develop and market a critical illness product in the United States.
- In those regions where we believe it will be difficult to return the desired margins on the current premium levels, we have cut capital allocation and thus premium volumes by up to 50%. It has been made abundantly clear to regional marketing executives that the emphasis for 2001 is profit not premium, and we believe that the reduction in capacity should help them achieve this goal.
- We have not assigned any capital to our operation in Continental Europe because we do not believe that this region will be able to meet the minimum required targets in the future. As a consequence, we have scaled down this operation significantly.

In addition to this disciplined allocation of capital and in order to manage compliance with these premium targets, all underwriting has been centralized in Dublin.

PARTNERSHIP ENTERPRISES

We have continually sought to complement our traditional reinsurance business with an approach that is based on establishing solid partnerships

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with ceding companies through the provision of value added services to those ceding companies.

In Asia we do this with our Direct Response Marketing (DRM) division. ESG through its marketing affiliates, provides telemarketing expertise from a team of experienced professionals with proven track records elsewhere. We will continue to invest in and expand on and hire into this operation.

Within the last six months, we have acquired a similar Partnership Enterprise in Southern Europe. This is a Bancassurance operation in Portugal which provides niche wholesale services in the credit business. It will focus on providing value added services to banks, finance houses and credit unions in the marketing of credit, life and related products. Again, this is a team of experienced professionals with proven track records. This team will develop business throughout Southern Europe after the initial set up in Portugal.

And lastly, we are working in partnership with a US based wholesaler and a Belgium based association to expand on enterprises that offer value added services and provide embedded value.

THE LEGACY

In the third quarter we believe we have finally been able to address the legacy of past decisions. We believe this is to be the case because:

1. In the implementation of our new Reinsurance System, all data was cleansed at conversion. EPI was assessed and, where necessary, altered to more accurately reflect the true situation.

2. With the assistance of two outside actuaries, we reviewed every account in the portfolio and increased reserves or re-estimated profit where we thought it to be prudent to do so.

3. The 1998 year in particular has reached 90% of its estimated final paid claims and is therefore close to completion. The experience of 1998 has been used in assessing 1999 reserves. For the year 2000, most risks were substantially rewritten. Those that were written before the new underwriting standards were put in place have been specifically reviewed and reserved.

4. All significantly loss making accounts have been either cancelled or non renewed.

5. Distracting investments such as ESG Health and Indonesia have been divested or liquidated. We will continue in this direction with any investments that are not part of our core business strategy.

6. We have centralized the handling of all problem treaties and we will aggressively pursue all available legal remedies, including rescission or

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     termination if appropriate. The reality of most legal systems in which we are involved is that this process will take several years.

7. We have reviewed all administrative expenses for 2001 and believe we can reduce our run rate in excess of 10% of the year 2000 expenses.

All of our constituencies have been disappointed in our financial results over the last year. ESG's senior management shares in this disappointment. We believe that the actions we have taken are in the best interests of the Company, its shareholders, clients and employees. We regularly discuss various alternatives with our Board of Directors to get their feedback on our actions and business plan. While the Board continues to review these issues, they have endorsed our current business strategy as the best alternative to restoring ESG to profitability and therefore value to our shareholders. We value the constructive criticism of our shareholders and meet regularly with investors to advise them of our actions and plans. Not all of our shareholders agree with our actions. However, the advantage of day-to-day experience within the Company and the industry assures me that we are on the right path.

Alasdair Davis
Chief Operating Officer
December 18, 2000

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UNCERTAINTIES RELATED TO FORWARD LOOKING STATEMENTS: CERTAIN STATEMENTS IN THIS
STATEMENT OF OUTLOOK CONSTITUTE "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHER THINGS, THE FOLLOWING: THE COMPANY'S LACK OF HISTORY AS A REINSURER AND ITS INCREASED SCOPE OF BUSINESS: THE COMPANY'S DEPENDENCE ON KEY CLIENTS; THE VOLATILITY AND UNPREDICTABILITY OF THE RISKS THE COMPANY INSURES; THE CYCLICAL NATURE OF THE REINSURANCE MARKET; COMPETITION AND THE COMPANY'S EVALUATION BY INSURANCE RATING AGENCIES; CHANGES IN TAX LAWS AND REGULATIONS; FOREIGN CURRENCY FLUCTUATION; AND THE ADEQUACY OF LOSS RESERVES. A FURTHER DISCUSSION OF FACTORS THAT COULD AFFECT THE COMPANY'S RESULTS IS INCLUDED IN REPORTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN THE COMPANY'S PROSPECTUS DATED DECEMBER 12, 1997.